SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported)    August 20, 1996

                        Newcourt Receivables Corporation
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware

                 (State or Other Jurisdiction of Incorporation)

                33-98378                           77-041305
          (Commission File Number)              (I.R.S. Employer
                                                Identification No.)

                                   408-271-0500
               (Registrant's Telephone Number, Including Area Code)

                                  Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

                                   Index to Exhibits appears at page 4.

          ITEM 5.  OTHER EVENTS.

               The Registrant is filing final forms of the exhibits listed in Item 7(c) below.

          ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

               (c) Exhibits.

          EXHIBIT NO.              DOCUMENT DESCRIPTION

          20         Monthly Servicer's Certificate.



                                    SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              NEWCOURT RECEIVABLES CORPORATION

          DATED:  August 29, 1996  By:  /s/ Daniel A. Jauernig
                                       Daniel A. Jauernig
                                       Vice President and Chief Financial
                                       Officer and Director



                                INDEX TO EXHIBITS

          EXHIBIT NO.              Document Description

          20         Monthly Servicer's Certificate